                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D. C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

                        Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

Date of Report   (Date of earliest event reported)    March 27, 1997
                                                   ---------------------

                        APPLIED CELLULAR TECHNOLOGY, INC.
-------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                Missouri                   000-26020          43-1641533
-------------------------------------------------------------------------------
      (State or other jurisdiction        (Commission         (IRS Employer
           of incorporation)              File Number)      Identification No.)

      Highway 160 & CC, Suite 5, Nixa, Missouri               65714
-------------------------------------------------------------------------------
      (Address of principal executive offices)              (Zip Code)

Registrant's telephone number, including area code:      417-725-9888
                                                    -----------------------

Item 1. Changes in Control of Registrant

Item 2. Acquisition or Disposition of Assets.

            On March 27, 1997, Applied Cellular Technology, Inc., ("ACTC"), acting by and through its subsidiary, Universal Commodities Corporation, ("Buyer"), purchased 80% of the 1,000 issued and outstanding common shares, $0.01 par value, of Norcom Resources, Inc., ("Norcom"), from two shareholders, Michael A. Erickson and Joel L. Owens, (collectively, the "Sellers"), in exchange for $1,600,000.00 in the form of ACTC's restricted common shares. The Sellers received $1,280,000 worth of ACTC's restricted common shares at $4.50 per share on March 27, 1997, by ACTC issuing 284,444 of its restricted common shares. Upon the first anniversary date of the Agreement of Sale, the Sellers shall receive 71,111 of ACTC's restricted common shares at $4.50 per restricted common share which restricted common shares shall have a value of $320,000.00, plus five percent (5%) interest accruing on such amount from the Closing Date until the first anniversary of the Agreement of Sale, only if Norcom's financial statements reflect that Norcom has earnings before income tax ("EBIT") equal to at least $400,000 for such period.

Item 3. Bankruptcy or Receivership.                         None.

Item 4. Change in Registrant's Certifying Accountant.       No.

Item 5. Other Events.                                       None.

Item 6. Resignation of Registrant's Directors.              None.

Item 7. Financial Statements and Exhibits.

(a)         Financial statements of business acquired.
            Not required.<F*>

(b)         Pro forma financial information.
            Not required.<F*>

(c)         Exhibits.   Agreement of Sale containing        <F**>
                        Exhibits for the Buyers
                        December 31, 1996 consolidated
                        Financial statements and employment
                        and non-compete agreements.

Item 8. Change in fiscal year.                              None.

[FN]
----------
<F**> Previously filed.
<F*>  The acquisition does not meet the filing requirements
      prescribed in Item 310 of Regulation S-B.

Page 3
                                  SIGNATURES

Pursuant to the requirements of the Securities Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    APPLIED CELLULAR TECHNOLOGY, INC.
                                    (Registrant)

Date:      June 2, 1997              /s/ David A. Loppert
      -----------------------       ------------------------------------
                                         Vice President, Chief Financial Officer



                                    Page 3